UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 11, 2013

SOLARFLEX CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 333-168068

Delaware	42-1771817
(State of Incorporation)	(I.R.S. Employer Identification No.)

40 Wall Sreet, 28th Floor, New York, NY	10005
(Address of Registrant's Office)	(ZIP Code)

Registrant's Telephone Number, including area code: (347) 460-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 20, 2013, Solarflex Corp ( the “Registrant”) filed a Form 8-K disclosing that on May 14, 2013, it had entered into an Asset Purchase Agreement with International Executive Consulting SPRL (the “Seller”), organized under the laws of Belgium (the “Agreement”). Pursuant to the terms of the Agreement, the Registrant acquired certain machinery in consideration for a cash payment of $30,000 and the issuance of 6,000,000 shares of the Registrant’s common stock valued at $180,000 or $.03 per share, representing approximately 44% of the Registrant’s outstanding shares on the date of the Agreement (the "Shares"). In addition, the Registrant has granted the Seller the right to designate one person to serve on the Registrant’s board of directors. The Agreement was attached as exhibit 10.2 to the Form 8-K filed on May 20, 2013.

On May 22, 2013, the 6,000,000 restricted Shares were issued to the Seller and on May 28, 2013, the Registrant paid the Seller the sum of $30,000, in full payment of the consideration under the Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On May 22, 2013, the Registrant effectuated the issuance of the 6,000,000 restricted Shares to International Executive Consulting SPRL in full satisfaction for the payment of the equipment purchased under the above-referenced Asset Purchase Agreement. The Shares were not registered under the Securities Act of 1933, as amended (the "Act") in reliance upon the exemption provided under Section 4(2) of the Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2013, Mr. Jonathan Berezovsky, who served as Secretary, Treasurer, and Chief Financial Officer of the Registrant since February 22, 2010, resigned each of his positions with the Registrant. There was no a disagreement with the Registrant, known to any executive officer of the Registrant, on any matter relating to the Registrant’s operations, policies or practices. Mr. Berezovsky's letter of resignation is attached as exhibit 17 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
17	Letter of Resignation of Mr. Jonathan Berezovsky, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SOLARFLEX CORP.

By:	/s/ Sergei Rogov
Name:	Sergei Rogov
Title:	Chief Executive Officer

Date: June 11,  2013